Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 305–311 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q21 Change
SELECTED INCOME STATEMENT DATA	1Q21		4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
Reported Basis
Total net revenue (a)(b)	$32,266		$29,335	$29,255	$33,075	$28,286	10%	14%
Total noninterest expense (b)	18,725		16,048	16,875	16,942	16,791	17	12
Pre-provision profit (c)	13,541		13,287	12,380	16,133	11,495	2	18
Provision for credit losses	(4,156)		(1,889)	611	10,473	8,285	(120)	NM
NET INCOME	14,300		12,136	9,443	4,687	2,865	18	399

Managed Basis (d)
Total net revenue (b)	33,119		30,161	29,941	33,817	29,010	10	14
Total noninterest expense (b)	18,725		16,048	16,875	16,942	16,791	17	12
Pre-provision profit (c)	14,394		14,113	13,066	16,875	12,219	2	18
Provision for credit losses	(4,156)		(1,889)	611	10,473	8,285	(120)	NM
NET INCOME	14,300		12,136	9,443	4,687	2,865	18	399

EARNINGS PER SHARE DATA
Net income: Basic	$4.51		$3.80	$2.93	$1.39	$0.79	19	471
Diluted	4.50		3.79	2.92	1.38	0.78	19	477
Average shares: Basic	3,073.5		3,079.7	3,077.8	3,076.3	3,095.8	—	(1)
Diluted	3,078.9		3,085.1	3,082.8	3,081.0	3,100.7	—	(1)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$460,820		$387,492	$293,451	$286,658	$274,323	19	68
Common shares at period-end	3,027.1		3,049.4	3,048.2	3,047.6	3,047.0	(1)	(1)
Book value per share	82.31		81.75	79.08	76.91	75.88	1	8
Tangible book value per share (“TBVPS”) (c)	66.56		66.11	63.93	61.76	60.71	1	10
Cash dividends declared per share	0.90		0.90	0.90	0.90	0.90	—	—

FINANCIAL RATIOS (e)
Return on common equity (“ROE”)	23%		19%	15%	7%	4%
Return on tangible common equity (“ROTCE”) (c)	29		24	19	9	5
Return on assets	1.61		1.42	1.14	0.58	0.40

CAPITAL RATIOS (f)
Common equity Tier 1 (“CET1”) capital ratio	13.1%	(g)	13.1%	13.1%	12.4%	11.5%
Tier 1 capital ratio	15.0	(g)	15.0	15.0	14.3	13.3
Total capital ratio	17.2	(g)	17.3	17.3	16.7	15.5
Tier 1 leverage ratio	6.7	(g)	7.0	7.0	6.9	7.5
Supplementary leverage ratio (“SLR”)	6.7	(g)	6.9	7.0	6.8	6.0

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits from accounts payable and other liabilities to other assets to be a reduction to the carrying value of certain tax-oriented investments. The reclassification also resulted in an increase in income tax expense and a corresponding increase in other income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation, including the Firm’s effective income tax rate. The reclassification did not change the Firm’s results of operations on a managed basis.
(b)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(d)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(e)Quarterly ratios are based upon annualized amounts.
(f)The capital metrics reflect the relief provided by the Federal Reserve Board (the “Federal Reserve”) in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $4.5 billion, $5.7 billion, $6.4 billion, $6.5 billion and $4.3 billion, respectively. The SLR reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 52-53 and Capital Risk Management on pages 91-101 of the Firm’s 2020 Form 10-K for additional information.
(g)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$3,689,336	$3,384,757	$3,245,061	$3,212,643	$3,138,530	9%	18%
Loans:
Consumer, excluding credit card loans (b)	324,908	318,579	322,098	323,198	311,508	2	4
Credit card loans	132,493	144,216	140,377	141,656	154,021	(8)	(14)
Wholesale loans (b)	553,906	550,058	527,265	544,528	584,081	1	(5)
Total Loans	1,011,307	1,012,853	989,740	1,009,382	1,049,610	—	(4)

Deposits:
U.S. offices:
Noninterest-bearing	629,139	572,711	540,116	529,729	448,195	10	40
Interest-bearing	1,266,856	1,197,032	1,117,149	1,061,093	1,026,603	6	23
Non-U.S. offices:
Noninterest-bearing	22,661	23,435	21,406	22,752	22,192	(3)	2
Interest-bearing	359,456	351,079	322,745	317,455	339,019	2	6
Total deposits	2,278,112	2,144,257	2,001,416	1,931,029	1,836,009	6	24

Long-term debt	279,427	281,685	279,175	317,003	299,344	(1)	(7)
Common stockholders’ equity	249,151	249,291	241,050	234,403	231,199	—	8
Total stockholders’ equity	280,714	279,354	271,113	264,466	261,262	—	7

Loans-to-deposits ratio (b)	44%	47%	49%	52%	57%

Headcount	259,350	255,351	256,358	256,710	256,720	2	1

95% CONFIDENCE LEVEL - TOTAL VaR (c)
Average VaR	$106	$96	$90	$130	$59	10	80

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking (e)	$12,517	$12,728	$12,895	$12,358	$13,287	(2)	(6)
Corporate & Investment Bank	14,605	11,352	11,546	16,383	10,003	29	46
Commercial Banking	2,393	2,463	2,285	2,400	2,165	(3)	11
Asset & Wealth Management	4,077	3,867	3,554	3,430	3,389	5	20
Corporate	(473)	(249)	(339)	(754)	166	(90)	NM
TOTAL NET REVENUE	$33,119	$30,161	$29,941	$33,817	$29,010	10	14

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$6,728	$4,325	$3,871	$(176)	$197	56	NM
Corporate & Investment Bank	5,740	5,349	4,309	5,451	1,985	7	189
Commercial Banking	1,168	2,034	1,086	(681)	139	(43)	NM
Asset & Wealth Management	1,244	786	876	661	669	58	86
Corporate	(580)	(358)	(699)	(568)	(125)	(62)	(364)
NET INCOME	$14,300	$12,136	$9,443	$4,687	$2,865	18	399

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(c)Effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of this refinement, the average Total VaR for the three months ended March 31, 2021, December 31, 2020 and September 30, 2020 would have been higher by $18 million, $23 million and $12 million, respectively.
(d)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(e) In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
							1Q21 Change
REVENUE	1Q21	4Q20	3Q20	2Q20	1Q20		4Q20	1Q20
Investment banking fees	$2,970	$2,583	$2,187	$2,850	$1,866		15%	59%
Principal transactions	6,500	3,321	4,142	7,621	2,937		96	121
Lending- and deposit-related fees	1,687	1,727	1,647	1,431	1,706		(2)	(1)
Asset management, administration and commissions	5,029	4,901	4,470	4,266	4,540		3	11
Investment securities gains	14	70	473	26	233		(80)	(94)
Mortgage fees and related income	704	767	1,087	917	320		(8)	120
Card income (a)	1,350	1,297	1,169	974	995		4	36
Other income (b)	1,123	1,411	1,067	1,137	1,250		(20)	(10)
Noninterest revenue	19,377	16,077	16,242	19,222	13,847		21	40
Interest income	14,271	14,550	14,700	16,112	19,161		(2)	(26)
Interest expense	1,382	1,292	1,687	2,259	4,722		7	(71)
Net interest income	12,889	13,258	13,013	13,853	14,439		(3)	(11)
TOTAL NET REVENUE	32,266	29,335	29,255	33,075	28,286		10	14

Provision for credit losses	(4,156)	(1,889)	611	10,473	8,285		(120)	NM

NONINTEREST EXPENSE
Compensation expense	10,601	7,954	8,630	9,509	8,895		33	19
Occupancy expense	1,115	1,161	1,142	1,080	1,066		(4)	5
Technology, communications and equipment expense	2,519	2,606	2,564	2,590	2,578		(3)	(2)
Professional and outside services	2,203	2,259	2,178	1,999	2,028		(2)	9
Marketing (a)	751	725	470	481	800		4	(6)
Other expense (c)	1,536	1,343	1,891	1,283	1,424		14	8
TOTAL NONINTEREST EXPENSE	18,725	16,048	16,875	16,942	16,791		17	12
Income before income tax expense	17,697	15,176	11,769	5,660	3,210		17	451
Income tax expense (b)	3,397	3,040	2,326	973	345		12	NM
NET INCOME	$14,300	$12,136	$9,443	$4,687	$2,865		18	399

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$4.51	$3.80	$2.93	$1.39	$0.79		19	471
Diluted earnings per share	4.50	3.79	2.92	1.38	0.78		19	477

FINANCIAL RATIOS
Return on common equity (d)	23%	19%	15%	7%	4%
Return on tangible common equity (d)(e)	29	24	19	9	5
Return on assets (d)	1.61	1.42	1.14	0.58	0.40
Effective income tax rate (b)	19.2	20.0	19.8	17.2	10.7
Overhead ratio	58	55	58	51	59	(b)

(a)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(b)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(c)Included Firmwide legal expense/(benefit) of $28 million, $276 million, $524 million, $118 million and $197 million for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(d)Quarterly ratios are based upon annualized amounts.
(e)Refer to page 28 for further discussion of ROTCE.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
							Mar 31, 2021
							Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,		Mar 31,	Dec 31,	Mar 31,
	2021	2020	2020	2020		2020	2020	2020
ASSETS
Cash and due from banks	$25,397	$24,874	$20,816	$20,544		$24,001	2%	6%
Deposits with banks	685,675	502,735	466,706	473,185		343,533	36	100
Federal funds sold and securities purchased under
resale agreements	272,481	296,284	319,849	256,980		248,580	(8)	10
Securities borrowed	179,516	160,635	142,441	142,704		139,839	12	28
Trading assets:
Debt and equity instruments (a)	470,933	423,496	429,196	416,870		429,275	11	10
Derivative receivables	73,119	79,630	76,626	74,846		81,648	(8)	(10)
Available-for-sale (“AFS”) securities	379,942	388,178	389,583	485,883		399,944	(2)	(5)
Held-to-maturity (”HTM”) securities, net of allowance for credit losses (b)	217,452	201,821	141,553	72,908		71,200	8	205
Investment securities, net of allowance for credit losses (b)	597,394	589,999	531,136	558,791		471,144	1	27
Loans (a)	1,011,307	1,012,853	989,740	1,009,382		1,049,610	—	(4)
Less: Allowance for loan losses	23,001	28,328	30,814	31,591	(d)	23,244	(19)	(1)
Loans, net of allowance for loan losses	988,306	984,525	958,926	977,791		1,026,366	—	(4)
Accrued interest and accounts receivable	114,754	90,503	76,945	72,260		122,064	27	(6)
Premises and equipment	26,926	27,109	26,672	26,301		25,882	(1)	4
Goodwill, MSRs and other intangible assets	54,588	53,428	51,594	51,669		51,867	2	5
Other assets (a)(c)	200,247	151,539	144,154	140,702		174,331	32	15
TOTAL ASSETS	$3,689,336	$3,384,757	$3,245,061	$3,212,643		$3,138,530	9	18

LIABILITIES
Deposits	$2,278,112	$2,144,257	$2,001,416	$1,931,029		$1,836,009	6	24
Federal funds purchased and securities loaned or sold
under repurchase agreements	304,019	215,209	236,440	235,647		233,207	41	30
Short-term borrowings	54,978	45,208	41,992	48,014		51,909	22	6
Trading liabilities:
Debt and equity instruments	130,909	99,558	104,835	107,735		119,109	31	10
Derivative payables	60,440	70,623	57,658	57,477		65,087	(14)	(7)
Accounts payable and other liabilities (c)	285,066	231,285	233,241	230,444	(d)	252,973	23	13
Beneficial interests issued by consolidated VIEs	15,671	17,578	19,191	20,828		19,630	(11)	(20)
Long-term debt	279,427	281,685	279,175	317,003		299,344	(1)	(7)
TOTAL LIABILITIES	3,408,622	3,105,403	2,973,948	2,948,177		2,877,268	10	18

STOCKHOLDERS’ EQUITY
Preferred stock	31,563	30,063	30,063	30,063		30,063	5	5
Common stock	4,105	4,105	4,105	4,105		4,105	—	—
Additional paid-in capital	88,005	88,394	88,289	88,125		87,857	—	—
Retained earnings	248,151	236,990	228,014	221,732		220,226	5	13
Accumulated other comprehensive income/(loss)	1,041	7,986	8,940	8,789		7,418	(87)	(86)
Shares held in RSU Trust, at cost	—	—	(11)	(11)		(21)	—	NM
Treasury stock, at cost	(92,151)	(88,184)	(88,287)	(88,337)		(88,386)	(4)	(4)
TOTAL STOCKHOLDERS’ EQUITY	280,714	279,354	271,113	264,466		261,262	—	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,689,336	$3,384,757	$3,245,061	$3,212,643		$3,138,530	9	18

(a)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(b)At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, the allowance for credit losses on HTM securities was $94 million, $78 million, $120 million, $23 million and $19 million, respectively.
(c)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
						1Q21 Change
AVERAGE BALANCES	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
ASSETS
Deposits with banks	$631,606	$507,194	$509,979	$477,895	$279,748	25%	126%
Federal funds sold and securities purchased under resale agreements	289,763	327,504	277,899	244,306	253,403	(12)	14
Securities borrowed	175,019	149,146	147,184	141,328	136,127	17	29
Trading assets - debt instruments (a)	322,648	319,585	322,321	345,073	304,808	1	6
Investment securities	582,460	568,354	548,544	500,254	421,529	2	38
Loans (a)	1,013,524	996,367	991,241	1,029,513	1,001,504	2	1
All other interest-earning assets (a)(b)	111,549	87,496	77,806	81,320	68,430	27	63
Total interest-earning assets	3,126,569	2,955,646	2,874,974	2,819,689	2,465,549	6	27
Trading assets - equity and other instruments	159,727	138,477	119,905	99,115	114,479	15	40
Trading assets - derivative receivables	79,013	79,300	81,300	79,298	66,309	—	19
All other noninterest-earning assets (a)(c)	247,532	225,290	212,939	230,227	242,987	10	2
TOTAL ASSETS	$3,612,841	$3,398,713	$3,289,118	$3,228,329	$2,889,324	6	25
LIABILITIES
Interest-bearing deposits	$1,610,467	$1,529,066	$1,434,034	$1,375,213	$1,216,555	5	32
Federal funds purchased and securities loaned or
sold under repurchase agreements	301,386	247,276	253,779	276,815	243,922	22	24
Short-term borrowings (d)	42,031	36,183	36,697	45,297	37,288	16	13
Trading liabilities - debt and all other interest-bearing liabilities (e)	230,922	213,989	206,643	207,322	192,950	8	20
Beneficial interests issued by consolidated VIEs	17,185	18,647	19,838	20,331	18,048	(8)	(5)
Long-term debt	239,398	237,144	267,175	269,336	243,996	1	(2)
Total interest-bearing liabilities	2,441,389	2,282,305	2,218,166	2,194,314	1,952,759	7	25
Noninterest-bearing deposits	614,165	582,517	551,565	515,304	419,631	5	46
Trading liabilities - equity and other instruments	35,029	33,732	32,256	33,797	30,721	4	14
Trading liabilities - derivative payables	67,960	63,551	64,599	63,178	54,990	7	24
All other noninterest-bearing liabilities (c)	178,444	164,873	155,672	157,265	167,287	8	7
TOTAL LIABILITIES	3,336,987	3,126,978	3,022,258	2,963,858	2,625,388	7	27
Preferred stock	30,312	30,063	30,063	30,063	29,406	1	3
Common stockholders’ equity	245,542	241,672	236,797	234,408	234,530	2	5
TOTAL STOCKHOLDERS’ EQUITY	275,854	271,735	266,860	264,471	263,936	2	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,612,841	$3,398,713	$3,289,118	$3,228,329	$2,889,324	6	25

AVERAGE RATES (f)
INTEREST-EARNING ASSETS
Deposits with banks	0.04%	0.03%	0.05%	0.06%	0.82%
Federal funds sold and securities purchased under resale agreements	0.33	0.41	0.57	0.99	1.74
Securities borrowed (g)	(0.18)	(0.40)	(0.35)	(0.50)	0.45
Trading assets - debt instruments (a)	2.25	2.32	2.29	2.42	2.74
Investment securities	1.36	1.39	1.58	2.03	2.48
Loans (a)	4.09	4.14	4.11	4.27	4.96
All other interest-earning assets (a)(b)	0.72	0.89	0.94	0.99	2.60
Total interest-earning assets	1.87	1.97	2.05	2.31	3.14

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.04	0.05	0.07	0.10	0.52
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.02	0.06	0.17	0.19	1.30
Short-term borrowings (d)	0.31	0.40	0.65	1.11	1.63
Trading liabilities - debt and all other interest-bearing liabilities (e)(g)	0.05	(0.15)	(0.10)	(0.08)	0.77
Beneficial interests issued by consolidated VIEs	0.64	0.65	0.71	1.15	2.02
Long-term debt	1.92	1.82	1.93	2.45	2.88
Total interest-bearing liabilities	0.23	0.23	0.30	0.41	0.97

INTEREST RATE SPREAD	1.64%	1.74%	1.75%	1.90%	2.17%
NET YIELD ON INTEREST-EARNING ASSETS	1.69%	1.80%	1.82%	1.99%	2.37%
Memo: Net yield on interest-earning assets excluding CIB Markets (h)	1.93%	2.01%	2.05%	2.27%	3.01%
(a)    In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(b)    Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.
(c)    In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(d)    Includes commercial paper.
(e)    All other interest-bearing liabilities include brokerage-related customer payables.
(f)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(g)    Negative interest income and yields are related to the impact of current interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.
(h)    Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
							1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20		4Q20	1Q20
OTHER INCOME
Other income - reported (a)	$1,123	$1,411	$1,067	$1,137	$1,250		(20)%	(10)%
Fully taxable-equivalent adjustments (a)(b)	744	729	582	635	614		2	21
Other income - managed	$1,867	$2,140	$1,649	$1,772	$1,864		(13)	—

TOTAL NONINTEREST REVENUE (c)
Total noninterest revenue - reported	$19,377	$16,077	$16,242	$19,222	$13,847		21	40
Fully taxable-equivalent adjustments	744	729	582	635	614		2	21
Total noninterest revenue - managed	$20,121	$16,806	$16,824	$19,857	$14,461		20	39

NET INTEREST INCOME
Net interest income - reported	$12,889	$13,258	$13,013	$13,853	$14,439		(3)	(11)
Fully taxable-equivalent adjustments (b)	109	97	104	107	110		12	(1)
Net interest income - managed	$12,998	$13,355	$13,117	$13,960	$14,549		(3)	(11)

TOTAL NET REVENUE (c)
Total net revenue - reported	$32,266	$29,335	$29,255	$33,075	$28,286		10	14
Fully taxable-equivalent adjustments	853	826	686	742	724		3	18
Total net revenue - managed	$33,119	$30,161	$29,941	$33,817	$29,010		10	14

PRE-PROVISION PROFIT
Pre-provision profit - reported	$13,541	$13,287	$12,380	$16,133	$11,495		2	18
Fully taxable-equivalent adjustments	853	826	686	742	724		3	18
Pre-provision profit - managed	$14,394	$14,113	$13,066	$16,875	$12,219		2	18

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$17,697	$15,176	$11,769	$5,660	$3,210		17	451
Fully taxable-equivalent adjustments	853	826	686	742	724		3	18
Income before income tax expense - managed	$18,550	$16,002	$12,455	$6,402	$3,934		16	372

INCOME TAX EXPENSE
Income tax expense - reported (a)	$3,397	$3,040	$2,326	$973	$345		12	NM
Fully taxable-equivalent adjustments (a)(b)	853	826	686	742	724		3	18
Income tax expense - managed	$4,250	$3,866	$3,012	$1,715	$1,069		10	298

OVERHEAD RATIO
Overhead ratio - reported	58%	55%	58%	51%	59%	(a)
Overhead ratio - managed	57	53	56	50	58

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Predominantly recognized in CIB, CB and Corporate.
(c)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking (a)	$12,517	$12,728	$12,895	$12,358	$13,287	(2)%	(6)%
Corporate & Investment Bank	14,605	11,352	11,546	16,383	10,003	29	46
Commercial Banking	2,393	2,463	2,285	2,400	2,165	(3)	11
Asset & Wealth Management	4,077	3,867	3,554	3,430	3,389	5	20
Corporate	(473)	(249)	(339)	(754)	166	(90)	NM
TOTAL NET REVENUE	$33,119	$30,161	$29,941	$33,817	$29,010	10	14

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking (a)	$7,202	$7,042	$6,912	$6,767	$7,269	2	(1)
Corporate & Investment Bank	7,104	4,939	5,832	6,812	5,955	44	19
Commercial Banking	969	950	969	893	986	2	(2)
Asset & Wealth Management	2,574	2,756	2,443	2,323	2,435	(7)	6
Corporate	876	361	719	147	146	143	500
TOTAL NONINTEREST EXPENSE	$18,725	$16,048	$16,875	$16,942	$16,791	17	12

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,315	$5,686	$5,983	$5,591	$6,018	(7)	(12)
Corporate & Investment Bank	7,501	6,413	5,714	9,571	4,048	17	85
Commercial Banking	1,424	1,513	1,316	1,507	1,179	(6)	21
Asset & Wealth Management	1,503	1,111	1,111	1,107	954	35	58
Corporate	(1,349)	(610)	(1,058)	(901)	20	(121)	NM
PRE-PROVISION PROFIT	$14,394	$14,113	$13,066	$16,875	$12,219	2	18

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$(3,602)	$(83)	$795	$5,828	$5,772	NM	NM
Corporate & Investment Bank	(331)	(581)	(81)	1,987	1,401	43	NM
Commercial Banking	(118)	(1,181)	(147)	2,431	1,010	90	NM
Asset & Wealth Management	(121)	(2)	(52)	223	94	NM	NM
Corporate	16	(42)	96	4	8	NM	100
PROVISION FOR CREDIT LOSSES	$(4,156)	$(1,889)	$611	$10,473	$8,285	(120)	NM

NET INCOME/(LOSS)
Consumer & Community Banking	$6,728	$4,325	$3,871	$(176)	$197	56	NM
Corporate & Investment Bank	5,740	5,349	4,309	5,451	1,985	7	189
Commercial Banking	1,168	2,034	1,086	(681)	139	(43)	NM
Asset & Wealth Management	1,244	786	876	661	669	58	86
Corporate	(580)	(358)	(699)	(568)	(125)	(62)	(364)
TOTAL NET INCOME	$14,300	$12,136	$9,443	$4,687	$2,865	18	399

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Mar 31, 2021
							Change
	Mar 31,		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2021		2020	2020	2020	2020	2020	2020
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$206,087	(e)	$205,078	$197,719	$190,867	$183,591	—%	12%
Tier 1 capital	237,347	(e)	234,844	227,486	220,674	213,406	1	11
Total capital	271,436	(e)	269,923	262,397	256,667	247,541	1	10
Risk-weighted assets	1,579,200	(e)	1,560,609	1,514,509	1,541,365	1,598,828	1	(1)
CET1 capital ratio	13.1%	(e)	13.1%	13.1%	12.4%	11.5%
Tier 1 capital ratio	15.0	(e)	15.0	15.0	14.3	13.3
Total capital ratio	17.2	(e)	17.3	17.3	16.7	15.5

Advanced
CET1 capital	$206,087	(e)	$205,078	$197,719	$190,867	$183,591	—	12
Tier 1 capital	237,347	(e)	234,844	227,486	220,674	213,406	1	11
Total capital	258,657	(e)	257,228	249,947	244,112	234,434	1	10
Risk-weighted assets	1,505,991	(e)	1,484,431	1,429,334	1,450,587	1,489,134	1	1
CET1 capital ratio	13.7%	(e)	13.8%	13.8%	13.2%	12.3%
Tier 1 capital ratio	15.8	(e)	15.8	15.9	15.2	14.3
Total capital ratio	17.2	(e)	17.3	17.5	16.8	15.7

Leverage-based capital metrics
Adjusted average assets (b)	$3,565,560	(e)	$3,353,319	$3,243,290	$3,176,729	$2,842,244	6	25
Tier 1 leverage ratio	6.7%	(e)	7.0%	7.0%	6.9%	7.5%

Total leverage exposure	3,522,624	(e)	3,401,542	3,247,392	3,228,424	3,535,822	4	—
SLR	6.7%	(e)	6.9%	7.0%	6.8%	6.0%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$249,151		$249,291	$241,050	$234,403	$231,199	—	8
Less: Goodwill	49,243		49,248	47,819	47,811	47,800	—	3
Less: Other intangible assets	875		904	759	778	800	(3)	9
Add: Certain deferred tax liabilities (d)	2,457		2,453	2,405	2,397	2,389	—	3
Total tangible common equity	$201,490		$201,592	$194,877	$188,211	$184,988	—	9

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$245,542		$241,672	$236,797	$234,408	$234,530	2	5
Less: Goodwill	49,249		47,842	47,820	47,805	47,812	3	3
Less: Other intangible assets	891		752	769	791	812	18	10
Add: Certain deferred tax liabilities (d)	2,455		2,416	2,401	2,393	2,385	2	3
Total tangible common equity	$197,857		$195,494	$190,609	$188,205	$188,291	1	5

INTANGIBLE ASSETS (period-end)
Goodwill	$49,243		$49,248	$47,819	$47,811	$47,800	—	3
Mortgage servicing rights	4,470		3,276	3,016	3,080	3,267	36	37
Other intangible assets	875		904	759	778	800	(3)	9
Total intangible assets	$54,588		$53,428	$51,594	$51,669	$51,867	2	5

(a)The capital metrics reflect the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $4.5 billion, $5.7 billion, $6.4 billion, $6.5 billion and $4.3 billion, respectively. The SLR reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks, which became effective April 1, 2020 and remained in effect through March 31, 2021. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 52-53 and Capital Risk Management on pages 91-101 of the Firm’s 2020 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.
(c)Refer to page 28 for further discussion of TCE.
(d)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(e)Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
EARNINGS PER SHARE
Basic earnings per share
Net income	$14,300	$12,136	$9,443	$4,687	$2,865	18%	399%
Less: Preferred stock dividends	379	380	381	401	421	—	(10)
Net income applicable to common equity	13,921	11,756	9,062	4,286	2,444	18	470
Less: Dividends and undistributed earnings allocated to
participating securities	70	57	47	21	13	23	438
Net income applicable to common stockholders	$13,851	$11,699	$9,015	$4,265	$2,431	18	470

Total weighted-average basic shares outstanding	3,073.5	3,079.7	3,077.8	3,076.3	3,095.8	—	(1)
Net income per share	$4.51	$3.80	$2.93	$1.39	$0.79	19	471

Diluted earnings per share
Net income applicable to common stockholders	$13,851	$11,699	$9,015	$4,265	$2,431	18	470
Total weighted-average basic shares outstanding	3,073.5	3,079.7	3,077.8	3,076.3	3,095.8	—	(1)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	5.4	5.4	5.0	4.7	4.9	—	10
Total weighted-average diluted shares outstanding	3,078.9	3,085.1	3,082.8	3,081.0	3,100.7	—	(1)
Net income per share	$4.50	$3.79	$2.92	$1.38	$0.78	19	477

COMMON DIVIDENDS
Cash dividends declared per share	$0.90	$0.90	$0.90	$0.90	$0.90	—	—
Dividend payout ratio	20%	24%	31%	65%	114%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	34.7	—	—	—	50.0	NM	(31)
Average price paid per share of common stock	$144.25	$—	$—	$—	$127.92	NM	13
Aggregate repurchases of common stock	4,999	—	—	—	6,397	NM	(22)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	12.3	1.5	0.6	0.8	13.0	NM	(5)
Net impact of employee issuances on stockholders’ equity (b)	$667	$217	$263	$325	$398	207	68

(a)On March 15, 2020, in response to the economic disruptions caused by the COVID-19 pandemic, the Firm temporarily suspended repurchases of its common stock. Subsequently, the Federal Reserve directed all large banks, including the Firm, to discontinue net share repurchases through the end of 2020. On December 18, 2020, the Federal Reserve announced that all large banks, including the Firm, could resume share repurchases commencing in the first quarter of 2021, subject to certain restrictions; the restrictions were extended until at least the second quarter of 2021. The Firm’s Board of Directors authorized a new common share repurchase program for up to $30 billion.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$742	$806	$771	$617	$972	(8)%	(24)%
Asset management, administration and commissions	805	735	703	634	708	10	14
Mortgage fees and related income	703	766	1,076	917	320	(8)	120
Card income (a)	999	923	826	667	652	8	53
All other income	1,339	1,328	1,487	1,387	1,445	1	(7)
Noninterest revenue	4,588	4,558	4,863	4,222	4,097	1	12
Net interest income	7,929	8,170	8,032	8,136	9,190	(3)	(14)
TOTAL NET REVENUE	12,517	12,728	12,895	12,358	13,287	(2)	(6)

Provision for credit losses	(3,602)	(83)	795	5,828	5,772	NM	NM

NONINTEREST EXPENSE
Compensation expense	2,976	2,734	2,804	2,694	2,782	9	7
Noncompensation expense (a)(b)	4,226	4,308	4,108	4,073	4,487	(2)	(6)
TOTAL NONINTEREST EXPENSE	7,202	7,042	6,912	6,767	7,269	2	(1)

Income/(loss) before income tax expense/(benefit)	8,917	5,769	5,188	(237)	246	55	NM
Income tax expense/(benefit)	2,189	1,444	1,317	(61)	49	52	NM
NET INCOME/(LOSS)	$6,728	$4,325	$3,871	$(176)	$197	56	NM

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$5,635	$5,744	$5,697	$5,248	$6,266	(2)	(10)
Home Lending	1,458	1,456	1,714	1,687	1,161	—	26
Card & Auto (a)	5,424	5,528	5,484	5,423	5,860	(2)	(7)

MORTGAGE FEES AND RELATED INCOME DETAILS:
Production revenue	757	803	765	742	319	(6)	137
Net mortgage servicing revenue (c)	(54)	(37)	311	175	1	(46)	NM
Mortgage fees and related income	$703	$766	$1,076	$917	$320	(8)	120

FINANCIAL RATIOS
ROE	54%	32%	29%	(2)%	1%
Overhead ratio	58	55	54	55	55

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(b)Included depreciation expense on leased assets of $916 million, $975 million and $1.0 billion for the three months ended March 31, 2021, December 31, 2020 and September 30, 2020, and $1.1 billion for the three months ended June 30, 2020 and March 31, 2020, respectively.
(c)Included MSR risk management results of $(115) million, $(152) million, $145 million, $79 million and $(90) million for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$487,978	$496,705	$487,063	$498,658	$513,352	(2)%	(5)%

Loans:
Consumer & Business Banking (b)	52,654	48,810	49,646	49,305	30,004	8	75
Home Lending (c)(d)	178,776	182,121	188,561	195,664	205,318	(2)	(13)
Card	132,493	144,216	140,377	141,656	154,021	(8)	(14)
Auto	67,662	66,432	62,304	59,287	61,468	2	10
Total loans	431,585	441,579	440,888	445,912	450,811	(2)	(4)

Deposits	1,037,903	958,706	909,198	885,535	783,398	8	32
Equity	50,000	52,000	52,000	52,000	52,000	(4)	(4)

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$484,524	$486,272	$490,094	$504,571	$525,695	—	(8)

Loans:
Consumer & Business Banking	49,868	49,506	49,596	43,442	29,570	1	69
Home Lending (c)(e)	182,247	185,733	192,172	199,532	211,333	(2)	(14)
Card	134,884	141,236	140,386	142,377	162,660	(4)	(17)
Auto	66,960	64,342	60,345	60,306	60,893	4	10
Total loans	433,959	440,817	442,499	445,657	464,456	(2)	(7)

Deposits	979,686	928,518	895,535	840,467	739,709	6	32
Equity	50,000	52,000	52,000	52,000	52,000	(4)	(4)

Headcount	126,084	122,894	122,905	123,765	124,609	3	1

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Prior-period amounts have been revised to conform with the current presentation.
(b)At March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, included $23.4 billion, $19.2 billion, $20.3 billion and $19.9 billion of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(c)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(d)At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, Home Lending loans held-for-sale and loans at fair value were $13.2 billion, $9.7 billion, $10.0 billion, $8.6 billion and $10.8 billion, respectively.
(e)Average Home Lending loans held-for sale and loans at fair value were $12.5 billion, $10.7 billion, $9.2 billion, $8.7 billion and $15.8 billion for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS
										1Q21 Change
	1Q21		4Q20		3Q20		2Q20		1Q20	4Q20	1Q20
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$5,672	(f)	$5,675	(f)	$5,162	(f)(g)	$4,429	(f)	$4,022	—%	41%
Net charge-offs/(recoveries)
Consumer & Business Banking	65		75		54		60		74	(13)	(12)
Home Lending	(51)		(50)		8		(5)		(122)	(2)	58
Card	983		767		1,028		1,178		1,313	28	(25)
Auto	26		25		5		45		48	4	(46)
Total net charge-offs/(recoveries)	$1,023		$817		$1,095		$1,278		$1,313	25	(22)
Net charge-off/(recovery) rate
Consumer & Business Banking (c)	0.53%		0.60%		0.43%		0.56%		1.01%
Home Lending	(0.12)		(0.11)		0.02		(0.01)		(0.25)
Card	2.97		2.17		2.92		3.33		3.25
Auto	0.16		0.15		0.03		0.30		0.32
Total net charge-off/(recovery) rate	0.99		0.76		1.01		1.18		1.18

30+ day delinquency rate (d)
Home Lending (e)	1.07%		1.15%		1.62%		1.30%		1.48%
Card	1.40		1.68		1.57		1.71		1.96
Auto	0.42		0.69		0.54		0.54		0.89

90+ day delinquency rate - Card (d)	0.80		0.92		0.69		0.93		1.02

Allowance for loan losses
Consumer & Business Banking	$1,022		$1,372		$1,372		$1,372		$884	(26)	16
Home Lending	1,238		1,813		2,685		2,957		2,137	(32)	(42)
Card	14,300		17,800		17,800		17,800		14,950	(20)	(4)
Auto	892		1,042		1,044		1,044		732	(14)	22
Total allowance for loan losses	$17,452		$22,027		$22,901		$23,173		$18,703	(21)	(7)

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $458 million, $558 million, $851 million, $561 million and $616 million, respectively. These amounts have been excluded based upon the government guarantee.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(c)At March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, included $23.4 billion, $19.2 billion, $20.3 billion and $19.9 billion of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(d)At March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic were as follows: (1) $8.1 billion, $9.1 billion, $10.2 billion and $18.2 billion in Home Lending, respectively; (2) $105 million, $264 million, $368 million and $4.4 billion in Card, respectively; and (3) $127 million, $376 million, $411 million and $12.3 billion in Auto, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(e)At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $557 million, $744 million, $1.1 billion, $826 million and $1.0 billion, respectively. These amounts have been excluded based upon the government guarantee.
(f)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic. Beginning in the third quarter of 2020, includes loans to customers that have exited COVID-19 payment deferral programs and are 90 or more days past due, predominantly all of which were considered collateral-dependent and charged down to the lower of amortized cost or fair value of the underlying collateral less costs to sell.
(g)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
												1Q21 Change
	1Q21		4Q20			3Q20		2Q20		1Q20		4Q20	1Q20
BUSINESS METRICS
Number of:
Branches	4,872		4,908			4,960		4,923		4,967		(1)%	(2)%
Active digital customers (in thousands) (a)	56,671		55,274			54,779		54,505		53,833		3	5
Active mobile customers (in thousands) (b)	41,872		40,899			40,164		39,044		38,256		2	9

Debit and credit card sales volume (in billions)	$290.3		$299.4			$278.2		$237.6		$266.0		(3)	9

Consumer & Business Banking
Average deposits	$960,662		$907,884			$874,325		$821,624		$724,970		6	33
Deposit margin	1.29%		1.41%			1.43%		1.52%		2.05%
Business banking origination volume (c)	$10,035		$722			$1,352		$23,042		$1,491		NM	NM
Client investment assets	636,962		590,206		(g)	529,196		494,390		442,634		8	44
Number of client advisors	4,500		4,417			4,290		4,259		4,291		2	5

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$23.0		$20.1			$20.7		$18.0		$14.1		14	63
Correspondent	16.3		12.4			8.3		6.2		14.0		31	16
Total mortgage origination volume (d)	$39.3		$32.5			$29.0		$24.2		$28.1		21	40
Third-party mortgage loans serviced (period-end)	443.2		447.3			454.8		482.4		505.0		(1)	(12)
MSR carrying value (period-end)	4.5		3.3			3.0		3.1		3.3		36	36
Ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end)	1.02%		0.74%			0.66%		0.64%		0.65%
MSR revenue multiple (e)	3.78	x	2.64	x		2.28	x	2.29	x	2.10	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$183.7		$197.0			$178.1		$148.5		$179.1		(7)	3
Net revenue rate (f)	11.53%		11.22%			10.96%		11.02%		10.54%

Auto
Loan and lease origination volume (in billions)	$11.2		$11.0			$11.4		$7.7		$8.3		2	35
Average auto operating lease assets	20,300		20,810			21,684		22,579		23,081		(2)	(12)

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Included $9.3 billion, $396 million and $21.5 billion of origination volume under the PPP for the three months ended March 31, 2021, September 30, 2020 and June 30, 2020, respectively. There were no originations under the PPP for the three months ended December 31, 2020. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(d)Firmwide mortgage origination volume was $43.2 billion, $37.0 billion, $36.2 billion, $28.3 billion and $31.9 billion for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(e)Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).
(f)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(g)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
INCOME STATEMENT
REVENUE
Investment banking fees	$2,988	$2,558	$2,165	$2,847	$1,907	17%	57%
Principal transactions	6,045	2,982	3,990	7,400	3,188	103	90
Lending- and deposit-related fees	593	574	546	500	450	3	32
Asset management, administration and commissions	1,286	1,226	1,086	1,148	1,261	5	2
All other income	176	462	331	409	90	(62)	96
Noninterest revenue	11,088	7,802	8,118	12,304	6,896	42	61
Net interest income	3,517	3,550	3,428	4,079	3,107	(1)	13
TOTAL NET REVENUE (a)	14,605	11,352	11,546	16,383	10,003	29	46

Provision for credit losses	(331)	(581)	(81)	1,987	1,401	43	NM

NONINTEREST EXPENSE
Compensation expense	4,329	1,958	2,651	3,997	3,006	121	44
Noncompensation expense	2,775	2,981	3,181	2,815	2,949	(7)	(6)
TOTAL NONINTEREST EXPENSE	7,104	4,939	5,832	6,812	5,955	44	19

Income before income tax expense	7,832	6,994	5,795	7,584	2,647	12	196
Income tax expense	2,092	1,645	1,486	2,133	662	27	216
NET INCOME	$5,740	$5,349	$4,309	$5,451	$1,985	7	189

FINANCIAL RATIOS
ROE	27%	26%	21%	27%	9%
Overhead ratio	49	44	51	42	60
Compensation expense as percentage of total net revenue	30	17	23	24	30

REVENUE BY BUSINESS
Investment Banking	$2,851	$2,497	$2,087	$3,401	$886	14	222
Wholesale Payments	1,392	1,427	1,332	1,387	1,414	(2)	(2)
Lending	265	193	333	270	350	37	(24)
Total Banking	4,508	4,117	3,752	5,058	2,650	9	70
Fixed Income Markets	5,761	3,950	4,597	7,338	4,993	46	15
Equity Markets	3,289	1,989	1,999	2,380	2,237	65	47
Securities Services	1,050	1,053	1,029	1,097	1,074	—	(2)
Credit Adjustments & Other (b)	(3)	243	169	510	(951)	NM	100
Total Markets & Securities Services	10,097	7,235	7,794	11,325	7,353	40	37
TOTAL NET REVENUE	$14,605	$11,352	$11,546	$16,383	$10,003	29	46

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $703 million, $655 million, $533 million, $591 million and $573 million for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively. In the first quarter of 2021, in relation to the reclassification of certain deferred investment tax credits, prior-period tax-equivalent adjustment amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS
							1Q21 Change
	1Q21	4Q20	3Q20	2Q20		1Q20	4Q20	1Q20
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$1,355,123	$1,095,926	$1,088,282	$1,080,189		$1,216,558	24%	11%
Loans:
Loans retained (b)	134,134	133,296	126,841	140,770		165,376	1	(19)
Loans held-for-sale and loans at fair value (c)	45,846	39,588	33,046	34,017		34,644	16	32
Total loans	179,980	172,884	159,887	174,787		200,020	4	(10)

Equity	83,000	80,000	80,000	80,000		80,000	4	4

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$1,293,864	$1,139,424	$1,099,618	$1,166,867		$1,081,912	14	20
Trading assets - debt and equity instruments (c)	464,692	442,443	425,789	421,953		398,504	5	17
Trading assets - derivative receivables	77,735	77,946	78,339	76,710		55,133	—	41
Loans:
Loans retained (b)	136,794	128,765	131,187	154,038		128,838	6	6
Loans held-for-sale and loans at fair value (c)	45,671	36,228	30,205	33,538		35,211	26	30
Total loans	182,465	164,993	161,392	187,576		164,049	11	11

Equity	83,000	80,000	80,000	80,000		80,000	4	4

Headcount	62,772	61,733	61,830	60,950		60,245	2	4

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(7)	$88	$23	$204		$55	NM	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (d)	842	1,008	1,178	1,195		689	(16)	22
Nonaccrual loans held-for-sale and loans at fair value (c)(e)	1,266	1,662	2,111	1,510		766	(24)	65
Total nonaccrual loans	2,108	2,670	3,289	2,705		1,455	(21)	45

Derivative receivables	284	56	140	108		85	407	234
Assets acquired in loan satisfactions	97	85	88	35		43	14	126
Total nonperforming assets	2,489	2,811	3,517	2,848		1,583	(11)	57
Allowance for credit losses:
Allowance for loan losses	1,982	2,366	2,863	3,039	(h)	1,422	(16)	39
Allowance for lending-related commitments	1,602	1,534	1,706	1,634	(h)	1,468	4	9
Total allowance for credit losses	3,584	3,900	4,569	4,673		2,890	(8)	24

Net charge-off/(recovery) rate (b)(f)	(0.02)%	0.27%	0.07%	0.53%		0.17%
Allowance for loan losses to period-end loans retained (b)	1.48	1.77	2.26	2.16	(h)	0.86
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (g)	2.06	2.54	3.15	2.87	(h)	1.11
Allowance for loan losses to nonaccrual loans retained (b)(d)	235	235	243	254	(h)	206
Nonaccrual loans to total period-end loans (c)	1.17	1.54	2.06	1.55		0.73

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(c)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(d)Allowance for loan losses of $174 million, $278 million, $320 million, $340 million and $317 million were held against nonaccrual loans at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(e)At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $340 million, $316 million, $297 million, $135 million and $124 million, respectively. These amounts have been excluded based upon the government guarantee.
(f)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(g)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.
(h)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
BUSINESS METRICS
Advisory	$680	$835	$428	$602	$503	(19)%	35%
Equity underwriting	1,056	718	732	977	331	47	219
Debt underwriting	1,252	1,005	1,005	1,268	1,073	25	17
Total investment banking fees	$2,988	$2,558	$2,165	$2,847	$1,907	17	57

Client deposits and other third-party liabilities (average) (a)	705,764	683,818	634,961	607,902	514,464	3	37

Merchant processing volume (in billions) (b)	425.7	444.5	406.1	371.9	374.8	(4)	14

Assets under custody (“AUC”) (period-end) (in billions)	$31,251	$30,980	$28,628	$27,447	$24,409	1	28

95% Confidence Level - Total CIB VaR (average) (c)
CIB trading VaR by risk type: (d)
Fixed income	$125	$106	$93	$129	$60	18	108
Foreign exchange	11	12	13	9	7	(8)	57
Equities	22	23	26	27	20	(4)	10
Commodities and other	33	36	33	32	10	(8)	230
Diversification benefit to CIB trading VaR (e)	(90)	(85)	(76)	(69)	(40)	(6)	(125)
CIB trading VaR (d)	101	92	89	128	57	10	77
Credit portfolio VaR (f)	8	12	15	22	9	(33)	(11)
Diversification benefit to CIB VaR (e)	(10)	(13)	(14)	(23)	(8)	23	(25)
CIB VaR	$99	$91	$90	$127	$58	9	71

(a)Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)Effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of this refinement, the average VaR for each of the following reported components would have been higher by the following amounts: CIB fixed income of $21 million, $28 million and $15 million, CIB trading VaR of $19 million, $24 million and $11 million and CIB VaR of $20 million, $24 million and $12 million for the three months ended March 31, 2021, December 31, 2020 and September 30, 2020, respectively.
(d)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 137–139 of the Firm’s 2020 Form 10-K for further information.
(e)Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.
(f)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$331	$325	$304	$297	$261	2%	27%
All other income	586	550	457	526	347	7	69
Noninterest revenue	917	875	761	823	608	5	51
Net interest income	1,476	1,588	1,524	1,577	1,557	(7)	(5)
TOTAL NET REVENUE (a)	2,393	2,463	2,285	2,400	2,165	(3)	11

Provision for credit losses	(118)	(1,181)	(147)	2,431	1,010	90	NM

NONINTEREST EXPENSE
Compensation expense	482	460	492	430	472	5	2
Noncompensation expense	487	490	477	463	514	(1)	(5)
TOTAL NONINTEREST EXPENSE	969	950	969	893	986	2	(2)

Income/(loss) before income tax expense/(benefit)	1,542	2,694	1,463	(924)	169	(43)	NM
Income tax expense/(benefit)	374	660	377	(243)	30	(43)	NM
NET INCOME/(LOSS)	$1,168	$2,034	$1,086	$(681)	$139	(43)	NM

Revenue by product
Lending	$1,168	$1,177	$1,138	$1,127	$954	(1)	22
Wholesale payments	843	945	867	925	978	(11)	(14)
Investment banking (b)	350	318	260	256	235	10	49
Other	32	23	20	92	(2)	39	NM
Total Commercial Banking net revenue (a)	$2,393	$2,463	$2,285	$2,400	$2,165	(3)	11

Investment banking revenue, gross (c)	$1,129	$971	$840	$851	$686	16	65

Revenue by client segment
Middle Market Banking	$916	$947	$880	$870	$943	(3)	(3)
Corporate Client Banking	851	856	808	866	673	(1)	26
Commercial Real Estate Banking	604	630	576	566	541	(4)	12
Other	22	30	21	98	8	(27)	175
Total Commercial Banking net revenue (a)	$2,393	$2,463	$2,285	$2,400	$2,165	(3)	11

FINANCIAL RATIOS
ROE	19%	36%	19%	(13)%	2%
Overhead ratio	40	39	42	37	46

In the fourth quarter of 2020, payment processing-only clients along with the associated revenue and expenses were realigned to CIB’s Wholesale Payments business from CCB and CB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $73 million, $107 million, $82 million, $80 million and $81 million for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively. In the first quarter of 2021, in relation to the reclassification of certain deferred investment tax credits, prior-period tax-equivalent adjustment amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(c)Refer to page 65 of the Firm’s 2020 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS
							1Q21 Change
	1Q21	4Q20	3Q20	2Q20		1Q20	4Q20	1Q20
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$223,583	$228,911	$228,583	$235,034		$247,786	(2)%	(10)%
Loans:
Loans retained	202,975	207,880	214,352	223,192		232,254	(2)	(13)
Loans held-for-sale and loans at fair value	2,884	2,245	349	917		1,112	28	159
Total loans	$205,859	$210,125	$214,701	$224,109		$233,366	(2)	(12)
Equity	24,000	22,000	22,000	22,000		22,000	9	9

Period-end loans by client segment
Middle Market Banking (b)	$59,983	$61,115	$61,812	$64,211		$60,317	(2)	(1)
Corporate Client Banking	45,540	47,420	49,857	56,182		69,540	(4)	(35)
Commercial Real Estate Banking	100,035	101,146	102,484	103,117		102,799	(1)	(3)
Other	301	444	548	599		710	(32)	(58)
Total Commercial Banking loans (b)	$205,859	$210,125	$214,701	$224,109		$233,366	(2)	(12)

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$225,574	$227,431	$231,691	$247,512		$226,071	(1)	—
Loans:
Loans retained	204,164	210,621	217,498	233,044		209,988	(3)	(3)
Loans held-for-sale and loans at fair value	2,578	1,554	629	502		1,831	66	41
Total loans	$206,742	$212,175	$218,127	$233,546		$211,819	(3)	(2)
Client deposits and other third-party liabilities	290,992	276,694	248,289	236,968		188,808	5	54
Equity	24,000	22,000	22,000	22,000		22,000	9	9

Average loans by client segment
Middle Market Banking	$60,011	$60,869	$63,029	$66,279		$56,045	(1)	7
Corporate Client Banking	45,719	48,825	51,608	63,308		53,032	(6)	(14)
Commercial Real Estate Banking	100,661	101,969	102,905	103,516		101,526	(1)	(1)
Other	351	512	585	443		1,216	(31)	(71)
Total Commercial Banking loans	$206,742	$212,175	$218,127	$233,546		$211,819	(3)	(2)

Headcount	11,748	11,675	11,704	11,802		11,779	1	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$29	$162	$60	$79		$100	(82)	(71)
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)	1,134	1,286	1,468	1,252	(e)	793	(12)	43
Nonaccrual loans held-for-sale and loans
at fair value	—	120	85	125	(e)	—	NM	—
Total nonaccrual loans	1,134	1,406	1,553	1,377		793	(19)	43

Assets acquired in loan satisfactions	24	24	24	24		24	—	—
Total nonperforming assets	1,158	1,430	1,577	1,401		817	(19)	42
Allowance for credit losses:
Allowance for loan losses	3,086	3,335	4,466	4,730	(e)	2,680	(7)	15
Allowance for lending-related commitments	753	651	864	807	(e)	505	16	49
Total allowance for credit losses	3,839	3,986	5,330	5,537		3,185	(4)	21

Net charge-off/(recovery) rate (d)	0.06%	0.31%	0.11%	0.14%		0.19%
Allowance for loan losses to period-end loans retained	1.52	1.60	2.08	2.12	(e)	1.15
Allowance for loan losses to nonaccrual loans retained (c)	272	259	304	378	(e)	338
Nonaccrual loans to period-end total loans	0.55	0.67	0.72	0.61		0.34

(a)In the first quarter of 2021, the Firm reclassified certain deferred investment tax credits. Prior-period amounts have been revised to conform with the current presentation. Refer to footnote (a) on page 2 for further information.
(b)At March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, total loans included $7.4 billion, $6.6 billion, $6.6 billion and $6.5 billion of loans, respectively, under the PPP, of which $7.2 billion, $6.4 billion, $6.4 billion and $6.3 billion was in Middle Market Banking. Refer to page 113 of the Firm’s 2020 Form 10-K for further information on the PPP.
(c)Allowance for loan losses of $227 million, $273 million, $367 million, $287 million and $175 million was held against nonaccrual loans retained at March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(d)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(e)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,888	$2,892	$2,646	$2,489	$2,583	—%	12%
All other income	258	87	93	86	(54)	197	NM
Noninterest revenue	3,146	2,979	2,739	2,575	2,529	6	24
Net interest income	931	888	815	855	860	5	8
TOTAL NET REVENUE	4,077	3,867	3,554	3,430	3,389	5	20

Provision for credit losses	(121)	(2)	(52)	223	94	NM	NM

NONINTEREST EXPENSE
Compensation expense	1,389	1,323	1,232	1,178	1,226	5	13
Noncompensation expense	1,185	1,433	1,211	1,145	1,209	(17)	(2)
TOTAL NONINTEREST EXPENSE	2,574	2,756	2,443	2,323	2,435	(7)	6

Income before income tax expense	1,624	1,113	1,163	884	860	46	89
Income tax expense	380	327	287	223	191	16	99
NET INCOME	$1,244	$786	$876	$661	$669	58	86

REVENUE BY LINE OF BUSINESS
Asset Management	$2,185	$2,210	$1,924	$1,780	$1,740	(1)	26
Global Private Bank (a)	1,892	1,657	1,630	1,650	1,649	14	15
TOTAL NET REVENUE	$4,077	$3,867	$3,554	$3,430	$3,389	5	20

FINANCIAL RATIOS
ROE	35%	29%	32%	24%	25%
Overhead ratio	63	71	69	68	72
Pretax margin ratio:
Asset Management	35	31	30	30	24
Global Private Bank (a)	45	26	35	21	27
Asset & Wealth Management	40	29	33	26	25

Headcount	20,578	20,683	21,058	21,273	21,302	(1)	(3)

Number of Global Private Bank client advisors (a)	2,462	2,462	2,520	2,409	2,418	—	2

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, the Wealth Management business was renamed Global Private Bank.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
SELECTED BALANCE SHEET DATA (period-end)
Total assets (a)	$213,088	$203,384	$187,858	$176,782	$178,897	5%	19%
Loans	192,256	186,608	172,695	162,904	163,763	3	17
Deposits	217,460	198,755	166,049	160,993	160,231	9	36
Equity	14,000	10,500	10,500	10,500	10,500	33	33

SELECTED BALANCE SHEET DATA (average)
Total assets (a)	$207,505	$193,026	$181,850	$175,887	$174,834	8	19
Loans	188,726	176,758	167,645	161,196	159,513	7	18
Deposits	206,562	180,348	162,589	160,102	144,570	15	43
Equity	14,000	10,500	10,500	10,500	10,500	33	33

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$11	$(16)	$2	$(2)	$2	NM	450
Nonaccrual loans	755	785	956	768	303	(4)	149
Allowance for credit losses:
Allowance for loan losses	479	598	580	646	436	(20)	10
Allowance for lending-related commitments	25	38	41	28	14	(34)	79
Total allowance for credit losses	504	636	621	674	450	(21)	12
Net charge-off/(recovery) rate	0.02%	(0.04)%	—%	—%	0.01%
Allowance for loan losses to period-end loans	0.25	0.32	0.34	0.40	0.27
Allowance for loan losses to nonaccrual loans	63	76	61	84	144
Nonaccrual loans to period-end loans	0.39	0.42	0.55	0.47	0.19

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2021
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2021	2020	2020	2020	2020	2020	2020
Assets by asset class
Liquidity	$686	$641	$674	$704	$619	7%	11%
Fixed income	662	671	650	618	574	(1)	15
Equity	661	595	499	448	361	11	83
Multi-asset	669	656	593	566	517	2	29
Alternatives	155	153	144	140	139	1	12
TOTAL ASSETS UNDER MANAGEMENT	2,833	2,716	2,560	2,476	2,210	4	28
Custody/brokerage/administration/deposits	995	936	810	765	681	6	46
TOTAL CLIENT ASSETS	$3,828	$3,652	$3,370	$3,241	$2,891	5	32

Assets by client segment
Private Banking	$718	$689	$650	$631	$577	4	24
Global Institutional (a)	1,320	1,273	1,245	1,228	1,107	4	19
Global Funds (a)	795	754	665	617	526	5	51
TOTAL ASSETS UNDER MANAGEMENT	$2,833	$2,716	$2,560	$2,476	$2,210	4	28

Private Banking	$1,664	$1,581	$1,422	$1,360	$1,233	5	35
Global Institutional (a)	1,362	1,311	1,278	1,259	1,128	4	21
Global Funds (a)	802	760	670	622	530	6	51
TOTAL CLIENT ASSETS	$3,828	$3,652	$3,370	$3,241	$2,891	5	32

Assets under management rollforward
Beginning balance	$2,716	$2,560	$2,476	$2,210	$2,328
Net asset flows:
Liquidity	44	(36)	(30)	93	77
Fixed income	8	8	22	18	—
Equity	31	14	9	11	(1)
Multi-asset	6	10	(1)	(2)	(2)
Alternatives	3	1	2	3	—
Market/performance/other impacts	25	159	82	143	(192)
Ending balance	$2,833	$2,716	$2,560	$2,476	$2,210

Client assets rollforward
Beginning balance	$3,652	$3,370	$3,241	$2,891	$3,089
Net asset flows	130	39	11	135	91
Market/performance/other impacts	46	243	118	215	(289)
Ending balance	$3,828	$3,652	$3,370	$3,241	$2,891

In the fourth quarter of 2020, the Firm realigned certain wealth management clients from AWM to CCB. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 65 of the Firm’s 2020 Form 10-K for further information.
(a)In the first quarter of 2021, Institutional and Retail client segments were renamed to Global Institutional and Global Funds, respectively.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q21 Change
	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20
INCOME STATEMENT
REVENUE
Principal transactions	$272	$273	$87	$(2)	$(113)	—%	NM
Investment securities gains	14	70	466	26	233	(80)	(94)%
All other income	96	249	(210)	(91)	211	(61)	(55)
Noninterest revenue	382	592	343	(67)	331	(35)	15
Net interest income	(855)	(841)	(682)	(687)	(165)	(2)	(418)
TOTAL NET REVENUE (a)	(473)	(249)	(339)	(754)	166	(90)	NM

Provision for credit losses	16	(42)	96	4	8	NM	100

NONINTEREST EXPENSE	876	361	719	147	146	143	500
Income/(loss) before income tax expense/(benefit)	(1,365)	(568)	(1,154)	(905)	12	(140)	NM
Income tax expense/(benefit)	(785)	(210)	(455)	(337)	137	(274)	NM
NET INCOME/(LOSS)	$(580)	$(358)	$(699)	$(568)	$(125)	(62)	(364)

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(705)	(623)	(243)	(671)	169	(13)	NM
Other Corporate	232	374	(96)	(83)	(3)	(38)	NM
TOTAL NET REVENUE	$(473)	$(249)	$(339)	$(754)	$166	(90)	NM

NET INCOME/(LOSS)
Treasury and CIO	(675)	(587)	(349)	(550)	83	(15)	NM
Other Corporate	95	229	(350)	(18)	(208)	(59)	NM
TOTAL NET INCOME/(LOSS)	$(580)	$(358)	$(699)	$(568)	$(125)	(62)	(364)

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,409,564	$1,359,831	$1,253,275	$1,221,980	$981,937	4	44
Loans	1,627	1,657	1,569	1,670	1,650	(2)	(1)

Headcount	38,168	38,366	38,861	38,920	38,785	(1)	(2)

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains	$14	$70	$466	$26	$233	(80)	(94)
Available-for-sale securities (average)	372,443	410,803	442,943	426,470	372,954	(9)	—
Held-to-maturity securities (average)	207,957	155,525	103,596	71,713	46,673	34	346
Investment securities portfolio (average)	$580,400	$566,328	$546,539	$498,183	$419,627	2	38
Available-for-sale securities (period-end)	377,911	386,065	387,663	483,752	397,891	(2)	(5)
Held-to-maturity securities, net of allowance for credit losses (period-end) (b)(c)	217,452	201,821	141,553	72,908	71,200	8	205
Investment securities portfolio, net of allowance for credit losses (period-end) (b)	$595,363	$587,886	$529,216	$556,660	$469,091	1	27

(a)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $67 million, $55 million, $62 million, $63 million and $61 million for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(b)At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, the allowance for credit losses on HTM securities was $94 million, $78 million, $120 million, $23 million and $19 million, respectively.
(c)During 2020, the Firm transferred $164.2 billion of investment securities from AFS to HTM for capital management purposes, comprised of $63.7 billion, $74.4 billion and $26.1 billion in the fourth, third and first quarters of 2020, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
							Mar 31, 2021
							Change
	Mar 31,	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2021	2020		2020	2020	2020	2020	2020
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$302,392	$302,127		$305,106	$307,005	$293,779	—%	3%
Loans held-for-sale and loans at fair value (b)	22,516	16,452		16,992	16,193	17,729	37	27
Total consumer, excluding credit card loans	324,908	318,579		322,098	323,198	311,508	2	4

Credit card loans
Loans retained	131,772	143,432		139,590	141,656	154,021	(8)	(14)
Loans held-for-sale	721	784		787	—	—	(8)	NM
Total credit card loans	132,493	144,216		140,377	141,656	154,021	(8)	(14)
Total consumer loans	457,401	462,795		462,475	464,854	465,529	(1)	(2)

Wholesale loans (c)
Loans retained	514,478	514,947		500,841	516,787	555,289	—	(7)
Loans held-for-sale and loans at fair value (b)	39,428	35,111		26,424	27,741	28,792	12	37
Total wholesale loans	553,906	550,058		527,265	544,528	584,081	1	(5)

Total loans	1,011,307	1,012,853		989,740	1,009,382	1,049,610	—	(4)
Derivative receivables	73,119	79,630		76,626	74,846	81,648	(8)	(10)
Receivables from customers (d)	58,180	47,710		30,847	22,403	33,376	22	74
Total credit-related assets	1,142,606	1,140,193		1,097,213	1,106,631	1,164,634	—	(2)

Lending-related commitments
Consumer, excluding credit card	56,245	57,319	(h)	46,425	45,348	41,535	(2)	35
Credit card (e)	674,367	658,506		662,860	673,836	681,442	2	(1)
Wholesale (b)	481,244	449,863		441,235	413,357	363,245	7	32
Total lending-related commitments	1,211,856	1,165,688		1,150,520	1,132,541	1,086,222	4	12

Total credit exposure	$2,354,462	$2,305,881		$2,247,733	$2,239,172	$2,250,856	2	5

Memo: Total by category
Consumer exposure (b)(f)	$1,188,013	$1,178,620		$1,171,760	$1,184,038	$1,188,506	1	—
Wholesale exposures (b)(g)	1,166,449	1,127,261		1,075,973	1,055,134	1,062,350	3	10
Total credit exposure	$2,354,462	$2,305,881		$2,247,733	$2,239,172	$2,250,856	2	5

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans, which resulted in a corresponding reclassification of certain off-balance sheet commitments. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated business banking and auto dealer loans held in CCB for which the wholesale methodology is applied when determining the allowance for loan losses.
(d)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(e)Also includes commercial card lending-related commitments primarily in CB and CIB.
(f)Represents total consumer loans and lending-related commitments.
(g)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(h)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

										Mar 31, 2021
										Change
	Mar 31,		Dec 31,		Sep 30,		Jun 30,		Mar 31,	Dec 31,	Mar 31,
	2021		2020		2020		2020		2020	2020	2020
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$5,382		$5,464		$5,047	(e)	$4,246		$3,877	(2)%	39%
Loans held-for-sale and loans at fair value (b)	608		1,003		1,358		1,001		522	(39)	16
Total consumer nonaccrual loans	5,990		6,467		6,405		5,247		4,399	(7)	36

Wholesale nonaccrual loans
Loans retained	3,015		3,318		3,745		3,423		1,957	(9)	54
Loans held-for-sale and loans at fair value (b)	701		788		852		649		257	(11)	173
Total wholesale nonaccrual loans	3,716		4,106		4,597		4,072		2,214	(9)	68

Total nonaccrual loans	9,706	(d)	10,573	(d)	11,002	(d)	9,319	(d)	6,613	(8)	47

Derivative receivables	284		56		140		108		85	407	234
Assets acquired in loan satisfactions	267		277		320		288		364	(4)	(27)
Total nonperforming assets	10,257		10,906		11,462		9,715		7,062	(6)	45
Wholesale lending-related commitments (b)(c)	800		577		607		765		619	39	29
Total nonperforming exposure	$11,057		$11,483		$12,069		$10,480		$7,681	(4)	44

NONACCRUAL LOAN-RELATED RATIOS (d)
Total nonaccrual loans to total loans (b)	0.96%		1.04%		1.11%		0.92%		0.63%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans (b)	1.84		2.03		1.99	(e)	1.62		1.41
Total wholesale nonaccrual loans to total
wholesale loans (b)	0.67		0.75		0.87		0.75		0.38

(a)At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, nonperforming assets excluded: (1) mortgage loans 90 or more days past due and insured by U.S. government agencies of $798 million, $874 million, $1.1 billion, $696 million and $740 million, respectively; and (2) real estate owned (“REO”) insured by U.S. government agencies of $8 million, $9 million, $10 million, $13 million and $29 million, respectively. Prior-period amounts of mortgage loans 90 or more days past due and insured by U.S. government agencies excluded from nonperforming assets have been revised to conform with the current presentation, refer to footnote (b) below for additional information. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2020 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans, which resulted in a corresponding reclassification of certain off-balance sheet commitments. Prior-period amounts have been revised to conform with the current presentation.
(c)Represents commitments that are risk rated as nonaccrual.
(d)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(e)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
							1Q21 Change
	1Q21	4Q20	3Q20	2Q20		1Q20	4Q20	1Q20
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$28,328	$30,814	$31,591	$23,244		$17,295	(8)%	64%
Net charge-offs:
Gross charge-offs	1,468	1,471	1,586	1,877		1,902	—	(23)
Gross recoveries collected	(411)	(421)	(406)	(317)		(433)	2	5
Net charge-offs	1,057	1,050	1,180	1,560		1,469	1	(28)
Provision for loan losses	(4,279)	(1,433)	400	9,906	(b)	7,418	(199)	NM
Other	9	(3)	3	1		—	NM	NM
Ending balance	$23,001	$28,328	$30,814	$31,591		$23,244	(19)	(1)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,409	$2,823	$2,710	$2,147		$1,289	(15)	87
Provision for lending-related commitments	107	(414)	114	563	(b)	858	NM	(88)
Other	—	—	(1)	—		—	—	—
Ending balance	$2,516	$2,409	$2,823	$2,710		$2,147	4	17

Total allowance for credit losses (a)	$25,517	$30,737	$33,637	$34,301		$25,391	(17)	—

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.03%	0.05%	0.08%	0.11%		(0.01)%
Credit card retained loans	2.97	2.17	2.92	3.33		3.25
Total consumer retained loans	0.93	0.72	0.97	1.14		1.15
Wholesale retained loans	0.04	0.19	0.07	0.22		0.13
Total retained loans	0.45	0.44	0.49	0.64		0.62

Memo: Average retained loans
Consumer retained, excluding credit card loans	$302,055	$303,421	$306,201	$304,179		$294,156	—	3
Credit card retained loans	134,155	140,459	140,200	142,377		162,660	(4)	(18)
Total average retained consumer loans	436,210	443,880	446,401	446,556		456,816	(2)	(5)
Wholesale retained loans	515,858	503,249	504,449	540,248		491,819	3	5
Total average retained loans	$952,068	$947,129	$950,850	$986,804		$948,635	1	—

(a)At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020 excludes allowance for credit losses on HTM securities of $94 million, $78 million, $120 million, $23 million and $19 million, respectively; and provision for credit losses on HTM securities of $16 million, $(42) million, $97 million, $4 million and $9 million for the three months ended March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(b)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

								Mar 31, 2021
								Change
	Mar 31,	Dec 31,	Sep 30,		Jun 30,		Mar 31,	Dec 31,	Mar 31,
	2021	2020	2020		2020		2020	2020	2020
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(348)	$(7)	$228		$263		$223	NM	NM
Portfolio-based	3,030	3,643	4,274		4,609		3,231	(17)%	(6)%
Total consumer, excluding credit card	2,682	3,636	4,502		4,872		3,454	(26)	(22)
Credit card
Asset-specific (b)	522	633	652		642		530	(18)	(2)
Portfolio-based	13,778	17,167	17,148		17,158		14,420	(20)	(4)
Total credit card	14,300	17,800	17,800		17,800		14,950	(20)	(4)
Total consumer	16,982	21,436	22,302		22,672		18,404	(21)	(8)
Wholesale
Asset-specific (c)	529	682	792		757		556	(22)	(5)
Portfolio-based	5,490	6,210	7,720		8,162	(g)	4,284	(12)	28
Total wholesale	6,019	6,892	8,512		8,919		4,840	(13)	24
Total allowance for loan losses	23,001	28,328	30,814		31,591		23,244	(19)	(1)
Allowance for lending-related commitments	2,516	2,409	2,823		2,710	(g)	2,147	4	17
Total allowance for credit losses (d)	$25,517	$30,737	$33,637		$34,301		$25,391	(17)	—

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.89%	1.20%	1.48%		1.59%		1.18%
Credit card allowance to total credit card retained loans	10.85	12.41	12.75		12.57		9.71
Wholesale allowance to total wholesale retained loans	1.17	1.34	1.70		1.73	(g)	0.87
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (e)	1.26	1.45	1.83		1.84	(g)	0.93
Total allowance to total retained loans	2.42	2.95	3.26		3.27		2.32
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (f)	50	67	89	(g)	115		89
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (f)	104	120	148		180	(g)	142
Wholesale allowance to wholesale retained nonaccrual loans	200	208	227		261	(g)	247
Total allowance to total retained nonaccrual loans	274	323	350	(g)	412		398

(a)Includes modified PCD loans and loans that have been modified or are reasonably expected to be modified in a troubled debt restructuring (“TDR”).
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)At March 31, 2021, December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020 excludes allowance for credit losses on HTM securities of $94 million, $78 million, $120 million, $23 million and $19 million, respectively.
(e)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(f)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income and the net yield on a managed basis, management also reviews these metrics excluding CIB Markets, as shown below; these metrics, which exclude CIB Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics that exclude CIB Markets are referred to as non-markets-related net interest income and net yield. CIB Markets consists of Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets-related net interest income and net yield provides investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS
						1Q21 Change
(in millions, except rates)	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20	1Q20

Net interest income - reported	$12,889	$13,258	$13,013	$13,853	$14,439	(3)%	(11)%
Fully taxable-equivalent adjustments	109	97	104	107	110	12	(1)
Net interest income - managed basis (a)	$12,998	$13,355	$13,117	$13,960	$14,549	(3)	(11)
Less: CIB Markets net interest income	2,223	2,166	2,076	2,536	1,596	3	39
Net interest income excluding CIB Markets (a)	$10,775	$11,189	$11,041	$11,424	$12,953	(4)	(17)

Average interest-earning assets (b)	$3,126,569	$2,955,646	$2,874,974	$2,819,689	$2,465,549	6	27
Less: Average CIB Markets interest-earning assets (b)	866,591	743,337	730,141	795,511	735,852	17	18
Average interest-earning assets excluding CIB Markets	$2,259,978	$2,212,309	$2,144,833	$2,024,178	$1,729,697	2	31

Net yield on average interest-earning assets - managed basis	1.69%	1.80%	1.82%	1.99%	2.37%
Net yield on average CIB Markets interest-earning assets	1.04	1.16	1.13	1.28	0.87
Net yield on average interest-earning assets excluding CIB Markets	1.93	2.01	2.05	2.27	3.01
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.